UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2009

The New York Times Company

(Exact name of registrant as specified in its charter)

New York	1-5837	13-1102020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Eighth Avenue, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On November 19, 2009, the Board of Directors (the “Board”) of The New York Times Company (the “Company”) adopted and approved amendments to the By-laws of the Company (the “Amended By-laws”), effective immediately. The Amended By-laws revise and update the procedures for stockholders to propose business or nominations for election of directors to be considered at annual meetings, which are referred to as “advance notice provisions.” As amended, the advance notice provisions set out the notice requirements for nominations separately from those with respect to other business. In addition the provisions:

•

require stockholders making proposals or nominations to disclose, among other things, all ownership interests, hedges, short positions, economic and profit incentives and rights to vote with respect to any security of the Company;

•

require stockholders making proposals or nominations to provide a reasonably detailed description of all agreements, arrangements and understandings between proposing persons and other stockholders of the Company in connection with the proposed business or nomination; and

•	require that the additional disclosures discussed above be updated and supplemented, if necessary, so as to be accurate as of the record date for the annual meeting.

These advance notice provisions are effective immediately and stockholders must comply with such provisions for the 2010 annual meeting of stockholders of the Company.

In addition to revising the advance notice provisions, the Amended By-laws also:

•	provide that stockholders may request a list of stockholders as of the record date to be produced at any meeting of stockholders as provided by the New York Business Corporation Law (the “BCL”);

•

provide that inspectors shall be appointed by the Board before each annual meeting or special meeting of the stockholders in order to take charge of the polls and make a certificate of the results of the votes taken as provided by the BCL;

•	revise and update various notice provisions; and

•	provide expressly for the issuance of capital stock of the Company in uncertificated form.

A copy of the Amended By-laws is attached hereto as Exhibit 3.1 and incorporated herein by reference. The foregoing description of the Amended By-laws is qualified in its entirety by reference to the full text of the Amended By-laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1	By-laws of The New York Times Company, as amended November 19, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: November 20, 2009	By:	/S/ KENNETH A. RICHIERI
Kenneth A. Richieri
Senior Vice President, General Counsel and Secretary

Exhibit List

Exhibit 3.1	By-laws of The New York Times Company, as amended November 19, 2009.